                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (number 333-20043) of United Dental Care, Inc. of our report dated February 6, 1997 appearing on page F-2 of this Form 10-K.


PRICE WATERHOUSE LLP

Dallas, Texas
March 21, 1997